AMENDMENT NO. 35
TO THE
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B AND CLASS BX SHARES)
     This Amendment, dated as of December 7, 2012, amends the First Restated Master Distribution Agreement (all Classes of shares except Class B and Class B5 Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B and Class B5 Shares (the “Shares”) of each Portfolio, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).
     WHEREAS, the parties agree to amend the Agreement to add Invesco Securities Trust and its series portfolio, Invesco Balanced-Risk Aggressive Allocation Fund.
     NOW THEREFORE, the following will be added to the end of paragraph FOURTH and shall apply only to Invesco Securities Trust and its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund:
     (E) With respect to Invesco Securities Trust and its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund, because Invesco Securities Trust is only registered under the Investment Company Act of 1940, as amended, the Distributor understands and agrees that the Shares of Invesco Balanced-Risk Aggressive Allocation Fund are not being registered under the Securities Act of 1933, as amended, and that they are issued solely in private placement transactions that do not involve any “public offering” within the meaning of the Securities Act of 1933, as amended. The Distributor agrees that it will not take any actions, without the consent of the Invesco Securities Trust, that would cause Invesco Securities Trust to register the Shares of Invesco Balanced-Risk Aggressive Allocation Fund under the Securities Act of 1933, as amended.
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(All Classes of Shares Except Class B and Class B5 Shares)
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Core Plus Bond Fund –	Class A
Class C
Class R
Class Y

Class R5
Class R6

Invesco Floating Rate Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Real Estate Income Fund -	Class A
Class C
Class Y
Class R5
Class R6

Invesco U.S. Quantitative Core Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class

Invesco California Tax-Free Income Fund –	Class A
Class C
Class Y

Invesco Equally-Weighted S&P 500 Fund –	Class A
Class C
Class R
Class Y
Class R6

Invesco S&P 500 Index Fund –	Class A
Class C
Class Y

Invesco American Franchise Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Equity and Income Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Growth and Income Fund –	Class A

Class C
Class R
Class Y
Class R5
Class R6

Invesco Pennsylvania Tax Free Income Fund –	Class A
Class C
Class Y

Invesco Small Cap Discovery Fund –	Class A
Class C
Class Y
Class R5
Class R6

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Invesco Capital Development Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class

Invesco Charter Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5
Class R6

Invesco Constellation Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Disciplined Equity Fund –	Class Y

Invesco Diversified Dividend Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Summit Fund –	Class A
Class C
Class P

Class S
Class Y
Class R5

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund –	Class A
Class C
Class Y

Invesco Global Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco International Small Company Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Small Cap Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Balanced-Risk Retirement Now Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2020 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2030 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2040 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2050 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Convertible Securities Fund–	Class A
Class C
Class Y
Class R5
Class R6

Invesco Global Quantitative Core Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Growth Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Income Allocation Fund –	Class A

Class C
Class R
Class Y
Class R5

Invesco International Allocation Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Mid Cap Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Moderate Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Conservative Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Small Cap Growth Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Leaders Fund –	Class A
Class C
Class Y

Invesco U.S. Mortgage Fund –	Class A
Class C
Class Y
Class R5

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Asia Pacific Growth Fund –	Class A
Class C
Class Y

Invesco European Growth Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Global Growth Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Global Opportunities Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Select Companies Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Small & Mid Cap Growth Fund –	Class A
Class C
Class Y
Class R5

Invesco International Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco International Growth Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco Balanced-Risk Allocation Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Balanced-Risk Commodity Strategy Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco China Fund –	Class A
Class C
Class Y
Class R5

Invesco Developing Markets Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Emerging Market Local Currency Debt Fund -	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Emerging Markets Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Health Care Fund –	Class A
Class C
Class Y
Investor Class

Invesco Global Markets Strategy Fund -	Class H1

Invesco International Total Return Fund -	Class A
Class C
Class Y
Class R5
Class R6

Invesco Endeavor Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Small Companies Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Commodities Strategy Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Pacific Growth Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Premium Income Fund -	Class A
Class C
Class R
Class Y
Class R5
Class R6
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Invesco Dynamics Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Global Real Estate Fund –	Class A
Class C
Class R

Class Y
Class R5
Class R6

Invesco High Yield Fund –	Class A
Class C
Class Y
Class R5
Investor Class
Class R6

Invesco Limited Maturity Treasury Fund –	Class A
Class A2
Class Y
Class R5

Invesco Money Market Fund –	AIM Cash Reserve Shares
Class AX
Class C
Class CX
Class R
Class Y
Class R5
Investor Class

Invesco Municipal Bond Fund –	Class A
Class C
Class Y
Investor Class

Invesco Real Estate Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Short Term Bond Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco U.S. Government Fund –	Class A
Class C
Class R
Class Y
Class R5

Investor Class

Invesco High Yield Securities Fund –	Class A
Class C
Class Y

Invesco Corporate Bond Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Invesco Energy Fund –	Class A
Class C
Class Y
Class R5
Investor Class

Invesco Gold & Precious Metals Fund –	Class A
Class C
Class Y
Investor Class

Invesco Leisure Fund –	Class A
Class C
Class R
Class Y
Investor Class

Invesco Technology Fund –	Class A
Class C
Class Y
Class R5
Investor Class

Invesco Utilities Fund –	Class A
Class C
Class Y
Class R5
Investor Class
Class R6

Invesco Technology Sector Fund –	Class A
Class C
Class Y

Invesco American Value Fund –	Class A
Class C

Class R
Class Y
Class R5
Class R6

Invesco Comstock Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Mid Cap Growth Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Small Cap Value Fund –	Class A
Class C
Class Y

Invesco Value Opportunities Fund -	Class A
Class C
Class R
Class Y
Class R5
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco Tax-Exempt Cash Fund –	Class A
Class Y
Investor Class

Invesco Tax-Free Intermediate Fund –	Class A
Class A2
Class Y
Class R5

Invesco High Yield Municipal Fund –	Class A
Class C
Class Y
Class R5

Invesco Intermediate Term Municipal Income Fund –	Class A
Class C
Class Y

Invesco Municipal Income Fund –	Class A
Class C
Class Y

Invesco New York Tax Free Income Fund –	Class A
Class C
Class Y
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Premier Portfolio –	Investor Class

Premier Tax-Exempt Portfolio –	Investor Class

Premier U.S. Government Money Portfolio –	Investor Class

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)
INVESCO SECURITIES TRUST

on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President

INVESCO DISTRIBUTORS, INC.

By:	/s/ Gursh Kundan
Gursh Kundan
Executive Vice President